UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
October 27, 2022
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55983	83-1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

9 Old Lincoln Highway, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 568-5000 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MRBK	The NASDAQ Stock Market

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 27, 2022, Christine M. Helmig, CPA, has been appointed to the Board of Directors of Meridian Corporation (the "Company") and its subsidiary bank, Meridian Bank (the "Bank"), effective immediately. Ms. Helmig is the Chief Financial Officer of the Hankin Group, a real estate development and construction management company.

The size of the Company’s Board will remain unchanged as Ms. Helmig will assume the vacant seat created by the passing of Mr. Ken Slack. Ms. Helmig will serve as a director in Class A, with a term expiring at the Company's annual meeting of shareholders in 2024.

Ms. Helmig will serve on the Company's Audit Committee. She will be entitled to receive the same compensation paid to the non-employee directors of the Company, which currently consists of an annual retainer and committee fees.

There are no family relationships between Ms. Helmig and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Ms. Helmig pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Helmig’s appointment to the Board of Directors of the Company and the Bank is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished herewith:

99.1 Press Release, issued October 27, 2022 by Meridian Corporation

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, issued October 27, 2022 by Meridian Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION (Registrant)

Dated: October 27, 2022

	By:	/s/ Denise Lindsay
Denise Lindsay
Executive Vice President and Chief Financial Officer